Exhibit 10.16.11

CONFIDENTIAL TREATMENT

TERRITORY LICENSES NO.	7

Quick Reference Title:	Server-Based Applications (Mexico & Brazil)

Pursuant to the Data License Agreement between NT and Client dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT (acting also on behalf of its affiliate NAVTEQ Europe B.V., collectively “NT”) and Client hereby agree to the following additional terms and conditions. Capitalized terms not otherwise defined in the Agreement or within the body of this TL (including any exhibits or attachments hereto) shall have the meanings set forth in Exhibit A hereto. With respect to Data for Brazil and Mexico The parties hereby agree that Territory License No, 4, dated February 15, 2006, is hereby superseded in its entirety by this Territory License No. 7 as of the Effective Date hereof, and shall no longer have any effect

Client:	Telenav, Inc.
Effective Date of Agreement:	December 1, 2001
Effective Date of Territory License:	Date of the last signature below
I. Territory License Term

The term of this TL shall commence on the Effective Date of this TL and continue through December 31, 2008, unless terminated as provided in the Agreement (“TL Term”).

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

NAVTEQ NORTH AMERICA, LLC.		TELENAV, INC.

By:	/s/ Lawrence M. Kaplan	By: /s/ Douglas S. Miller

Name: Lawrence M. Kaplan		Name: Douglas S. Miller

Title: Senior VP, General Counsel & Secretary		Title: CFO

Date: 5/18/07		Date: 3/9/07

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TERMS AND CONDITIONS

II.	Territory (check applicable geographic areas; each is a separate “Territory”).

☒	Mexico

☒	Brazil

III. Data Content & Quality.	NAVTEQ Standard Data

The Data for Mexico and Brazil is the geographic data for such country developed and generally released by NT for use in the type of Application(s) authorized hereunder, up to Standard Data. Standard Data shall mean the features and attributes specified in NT’s NAVTEQ Standard Data Content & Quality Specification (v.11.22.02). To the extent that the Standard Data does not comply with the applicable Verification Procedure for Accuracy and Completeness or equivalent, NT’s sole obligation and Client’s sole remedy shall be for NT to use commercially reasonable efforts to effect such compliance. Standard Data shall further include additional content generally released by NT from time to time for which NT does not charge, in its sole discretion, additional license fees (“Add-Ons”); NT shall be under no obligation to release such additional content and the first two sentences of Section 8.1 of the Agreement shall not apply to Add-Ons or to Data for Brazil or Mexico. Data for certain countries or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by NT following completion.

IV. Application.	Server-Based Non-Vehicle Integrated Navigation Applications, as defined in Exhibit A and subject to Section I of Exhibit B.

V.	Licensed Use. Pursuant to Section 4.1 of the Agreement, use of the Data is limited to:

A.	storing a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by Client; and

B.	using the Data of subpart (A) together with the Application to calculate and/or derive Transactions and deliver and display them to End-Users as authorized in Section IV; and

C.	sublicensing third party business customers of Client (each a “Sublicensee”), under a written agreement between Client and such Sublicensee setting forth terms and conditions no less restrictive than those set forth in this Agreement (“Sublicense Agreement”), to store a Copy of all or any portion of the Data on one or more internal servers possessed or otherwise controlled by such Sublicensee and to use such Data together with the Application to calculate and/or derive Transactions and deliver and display them to End-Users as authorized in Section IV. Client shall be fully responsible for compliance by Sublicensees with Sublicense Agreements.

VI.	Fees to NT.

A.	License Fees. License fee amounts are determined on a per Transaction or Subscription basis and are as set forth in Exhibit B hereto (“License Fees”).

B.	License Fee Reports & Due Dates. License Fee reports for Transactions distributed in each calendar month are due by the [*****] day of the following calendar month (e.g., the License Fee report for October is due by November [*****]). [*****] NT shall invoice Client for the amounts due. License Fees shall be due and paid by the [*****] day following the [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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VII.	Minimum Annual License Fee. Client shall pay NT minimum annual license fees (“MALF”) in the amounts set forth below. The MALF shall be applied in each annual period to license fees due for such annual period. Unused amounts of the MALF for any annual period, if any, are not refundable, may not be applied to any other annual period, and may not be credited towards license fees or other charges due under a different TL or applied to any other monies due NT. The MALF for each annual period of this TL is as follows:

[*****]

VIII.	Currency. U.S. Dollars. Client shall convert non-US Dollar license fees as identified herein into US Dollars by using the Federal Reserve Statistical Release Foreign Exchange Rates (http://www.federalreserve.gov/releases/h10/Hist/ dat00_eu.htm). The conversion rate to be used is the conversion rate listed for the last day of the reporting period specified in this TL. Client shall include its currency conversion calculations in each License Fee Report.

IX.	End-User Terms. Attached as Exhibit C. In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms.

X.	Additional Provisions.

A.	NT Marks & Legends. For purposes of this TL, Client’s obligations under Sections 12.1 of the Agreement to display NT Marks & Legends shall be satisfied as follows:

1.	Marks. displaying the NAVTEQ ON BOARD logo on or immediately adjacent to each display of a Transaction; and

2.	Legends. displaying the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in Section 11.5 of the Agreement, the NT Identity Guidelines and/or otherwise by NT) on or immediately adjacent to each display of a Transaction.

B.	Brazil Points of Interest (POIs). Brazil POIs may not be used in publicly accessible, Internet-based web sites whereby consumers obtain POI data for their personal use. The End-User Terms for any Application containing Brazil POIs shall contain the following copyright notice: “Conteudo fornecido por MapLink”.

C.	Other Data Restrictions. Notwithstanding anything to the contrary in the Agreement, Client may not make any modifications, adaptations, or alterations of or to the Data (collectively “Modifications”) or associate or add any data to or in combination with the Data (collectively “Additions”), without NT’s prior written approval, except that Client may (1) reformat or recompile the Data for use in Applications, (2) add or associate features or attributes to the Data of a type not already included within the Specification, and (3) append to the Data geographic data of third parties for any country for which NT has less than [*****] (as defined in the Specification). Notwithstanding the foregoing, in no event shall Client make any Modifications or Additions that in any manner materially reduce, impair, or otherwise negatively impact upon the accuracy, completeness, integrity, or safety of the Data.

D.	Press Releases. Within thirty (30) days following the execution of this TL, both parties agree to issue a mutually agreeable joint press release with quotations from senior executives from each party announcing the execution of this TL and the nature of the parties’ strategic relationship.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT A

DEFINITIONS

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. In this instance, pages 4-6 have been redacted.

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EXHIBIT B

APPLICATION & LICENSE FEES

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT C

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [CLIENT] (“[CLIENT]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X NAVTEQ [Insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario, © Canada Post Corporation, GeoBase ®.

NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.

©United States Postal Service® 200X. Prices are not established, controlled or approved by the United States Postal Service®. The following trademarks and registrations are owned by the USPS: United States Postal Service, USPS, and ZIP+4.

Terms and Conditions

Personal Use Only. You agree to use this Data together with [insert name of CLIENT’s authorized Application] for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions. Except where you have been specifically licensed to do so by [CLIENT], and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.

Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.

No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. [CLIENT] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [CLIENT] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Entire Agreement. These terms and conditions constitute the entire agreement between [CLIENT] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

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Governing Law. The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European NAVTEQ Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European NAVTEQ Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, this Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.

© 200X NAVTEQ – All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

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EXHIBIT D

CLASSIFICATION OF DATA ATTRIBUTES

(v.01.01.06)

[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. In this instance, pages 10-12 have been redacted.

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